UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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ENTERTAINMENT GAMING ASIA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERTAINMENT GAMING ASIA INC.
Unit C1, Ground Floor, Koon Wah Building
No. 2 Yuen Shun Circuit
Yuen Chau Kok, Shatin
New Territories, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 12, 2014

To our Stockholders:

The Annual Meeting of Stockholders of Entertainment Gaming Asia Inc., a Nevada corporation, will be held on Friday, December 12, 2014, at 10:00 a.m., local time, at Unit C1, Ground Floor, Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong to:

1.	Elect five directors, each to serve until our 2015 Annual Meeting of Stockholders;
2.	Ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	Authorize and approve an amendment to our 2008 Stock Incentive Plan to increase the number of shares of common stock reserved under the Plan;
4.	Conduct a non-binding “say on pay” advisory vote on the compensation of the Company’s named executive officers described in the tabular compensation disclosures in the accompanying proxy statement;
5.	Vote on the adjournment or postponement of the Annual Meeting to another time and date if such action is necessary for the board of directors to solicit additional proxies in favor of proposals 1, 2, 3 and 4; and
6.	Consider any other business that properly comes before the meeting.

Only stockholders of record at the close of business on October 31, 2014 will be entitled to notice of, and to vote at, the meeting and any adjournments of the meeting. It is important that your shares be represented at the meeting. Please mark, sign, date, and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.

Sincerely,

Clarence Chung,
Chairman of the Board

November 10, 2014
Hong Kong

i

ENTERTAINMENT GAMING ASIA INC.

PROXY STATEMENT FOR
2014 ANNUAL MEETING OF STOCKHOLDERS
To Be Held December 12, 2014

The accompanying proxy is solicited on behalf of the board of directors of Entertainment Gaming Asia Inc. (the “we” or the “Company”) in connection with our Annual Meeting of Stockholders to be held on Friday, December 12, 2014, at 10:00 a.m., local time, at Unit C1, Ground Floor, Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong for the purposes set forth in the accompanying Notice of Meeting.

Please mark and sign the enclosed proxy card and return it in the accompanying envelope. No postage is required if your returned proxy card is mailed within the United States. We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding the materials to the beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, electronic mail, personal conversation or other means of communication. We may reimburse brokerage firms and others for expenses in forwarding proxy material to the beneficial owners of our common stock.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted according to the instructions given in the proxy. Any stockholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving a written revocation notice to our secretary, by filing a revoking instrument or a duly executed proxy bearing a later date with our secretary or by attending the Annual Meeting and voting in person.

We expect that this proxy statement, the proxy and notice of meeting will first be mailed to our stockholders on or about November 12, 2014.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	Why am I receiving this proxy statement?
A:	We are holding our Annual Meeting of Stockholders to elect the members of our board of directors. In addition, we are seeking (i) stockholder ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014, as more fully described in Proposal Two; (ii) stockholder approval of an amendment to our 2008 Stock Incentive Plan to increase the number of shares of common stock reserved under the Plan, as more fully described in Proposal Three; and (iii) a non-binding “say on pay” stockholder advisory vote on the compensation of our named executive officers, as more fully described in Proposal Four.
Q:	What do I need to do now?
A:	We urge you to carefully read and consider the information contained in this proxy statement. If applicable, you should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or submit your voting instructions by internet or by telephone if that option is available to you.
Q:	How do I vote?
A:	If you are an EGT stockholder of record, you may vote in person at the Annual Meeting or by submitting a proxy for the meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please refer to your proxy card or the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the internet or telephone.
Q:	What happens if I do not vote?
A:	If you do not submit a proxy card or vote at the Annual Meeting, your proxy will not be counted as present for the purpose of determining the presence of a quorum, and your shares will not be voted at the meeting. If you submit a proxy card and affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum but will not be voted at the Annual Meeting. Broker non-votes will have the effect as more fully described in the section “Voting of Shares — Vote Required for Approval” below.
Q:	If my EGT shares are held in “street name,” will my broker, bank, or nominee vote my shares for me on all proposals?
A:	Your broker, bank, or nominee can vote your shares on the ratification of accountants in the event you do not provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Your broker, bank, or nominee cannot vote your shares on the election of directors or any other Proposals, unless you provide instructions on how to vote.
Q:	Can I change my vote after I have mailed my signed proxy or direction form?
A:	Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at your stockholder meeting by:
•	delivering to the corporate secretary of EGT a signed notice of revocation;
•	granting a new, later-dated proxy, which must be signed and delivered to the corporate secretary of EGT; or
•	attending the Annual Meeting and voting in person; however, your attendance alone will not revoke your proxy.

If your shares are held in street name and you have instructed your broker or nominee to vote your shares, you must follow your broker or nominee’s directions in order to change your vote or revoke your proxy.

Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	What if I object to the proposed transactions? Do I have dissenter’s rights?
A:	No. Dissenter’s rights are not available for the types of transactions discussed in this proxy statement.
Q:	Whom should I call with questions?
A:	If you have any questions about the meeting, require directions to the meeting or need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Entertainment Gaming Asia Inc.
40 E. Chicago Ave. #186 Chicago, IL 60611-2026
Attn: Traci Mangini
Email address: tracimangini@egt-group.com

VOTING OF SHARES

Our board of directors has fixed the close of business on October 31, 2014 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On October 31, 2014, 30,102,162 shares of our common stock, $0.001 par value, were outstanding and held by approximately 147 record holders.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is required for a quorum for the transaction of business. In general, shares of common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum.

Vote Required for Approval

Pursuant to Section 78.330 of the Nevada General Corporation Law, a plurality of the shares voting at the Annual Meeting is required to elect directors. This means that if there are more nominees than the five positions to be filled, the five who receive the most votes will be elected. In counting votes on the election of directors, abstentions, broker non-votes (i.e. shares held of record by a broker which are not voted because the broker has not received voting instructions from the beneficial owner) and other shares not voted will be counted as not voted. These shares will be deducted from the total shares of which a plurality is required.

All other proposals presented in this proxy statement will be approved if a majority of the shares present or represented at the meeting are voted in favor of such matter. In counting votes on each matter other than the election of directors, abstentions and broker non-votes will not be counted as votes cast on the proposal and therefore will have the same effect as votes cast against the proposal, although they will be counted for purposes of determining whether there is a quorum.

Voting of Proxies

Shares of common stock represented by properly executed proxy cards will be voted according to the choices specified. Proxies that are signed by stockholders but that lack any voting instructions will be voted “FOR” the election of all of the nominees for director listed in this proxy statement, and “FOR” Proposals Two, Three and Four and in the discretion of the persons voting the respective proxies with respect to any other matter that may properly come before the Annual Meeting.

Voting via the Internet, by Telephone or by Mail

As an alternative to voting in person at the Annual Meeting, stockholders whose shares are registered in their own names may vote via the Internet, by telephone or by mailing a completed proxy card. For those stockholders who receive a paper proxy card, instructions for voting via the Internet or by telephone are set forth on the proxy card. Those stockholders who receive a paper proxy card and voting instructions by mail, and who elect to vote by mail, should sign and return the mailed proxy card in the prepaid and addressed envelope that was enclosed with the proxy materials, and your shares will be voted at the Annual Meeting in the manner you direct.

If your shares are registered in the name of a bank or brokerage firm (your record holder), you will receive instructions from your record holder that must be followed in order for your record holder to vote your shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank or other holder of record and present it to the inspector of elections with your ballot.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This proxy statement, our 2013 annual report to stockholders and, if your shares are registered in your name, your proxy card, are available on the Internet. This proxy statement, our annual report to stockholders and, if your shares are registered in your name, your proxy card, are available at: www.cstproxy.com/egt-group/2014.

You may access your proxy materials and, if your shares are registered in your name, vote your shares online by going to www.continentalstock.com and following the prompts. You will need to have your proxy card with you since your card includes your unique identification numbers.

PROXY SOLICITATION

We are soliciting proxies from our stockholders for our Annual Meeting of Stockholders. We will pay the cost of solicitation of proxies from our stockholders, including preparation, assembly, printing and mailing of this proxy statement and the proxy cards. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by our board of directors, officers and employees, in person or by telephone, electronic mail, or other means of communication. No additional compensation for soliciting proxies will be paid to our board of directors, officers or regular employees for such services.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our bylaws provide that our board will consist of between one and twelve members, with the number of directors determined from time to time by our board. The number of directors is currently set at five. The current term of all of our five directors expires at the Annual Meeting. Accordingly, five directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Each nominee has consented to being nominated and to serve if elected. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the board of directors to fill the vacancy.

Information About Nominees

Names of the board of directors’ nominees and certain biographical information about the nominees are set forth below.

Clarence (Yuk Man) Chung Age 51 Director since 2007	Mr. Chung joined our board in October 2007 and has served as our chairman of the board since August 2008 and chief executive officer since October 2008. Mr. Chung is also an executive director of Melco International Development Limited, a company listed on the Hong Kong Stock Exchange. He has served on the board of directors of Melco International since May 2006 and is a member of the executive committee, finance committee and corporate social responsibility committee of the company. In addition, Mr. Chung is a non-executive director of Melco Crown Entertainment Limited, a company listed on the NASDAQ Global Market and the Hong Kong Stock Exchange. He has served on the board of directors of Melco Crown since November 2006. He has also been appointed as chairman and president of Melco Crown (Philippines) Resorts Corporation, a company listed on the Philippines Stock Exchange since December 2012. Mr. Chung has more than 25 years of experience in the financial industry in various capacities as a chief financial officer, an investment banker and merger and acquisition specialist. Mr. Chung holds a master degree in business administration from the Kellogg School of Management at Northwestern University and the Hong Kong University of Science and Technology, and a bachelor degree in business administration from the Chinese University of Hong Kong. Mr. Chung is also a member of the Hong Kong Institute of Certified Public Accountants and the Institute of Chartered Accountants in England and Wales.
Mr. Chung has extensive knowledge of the gaming industry in the markets in which the Company operates from his senior management experience with Melco International Development Limited. As a result of these and other professional experiences, our board of directors has concluded that Mr. Chung is qualified to serve as a director.

Vincent L. DiVito Age 54 Director since 2005	Mr. DiVito joined our board in October 2005 and chairs our audit committee. Since April 2010, Mr. DiVito has served as a financial and management consultant. From January 2008 to April 2010, Mr. DiVito served as president of Lonza America, Inc., a global life sciences chemical business headquartered in Allendale, New Jersey, and also served as chief financial officer and treasurer of Lonza America, Inc. from September 2000 to April 2010. Lonza America, Inc. is part of Lonza Group, whose stock is traded on the Swiss Stock Exchange. From 1990 to September 2000, Mr. DiVito was employed by Algroup Wheaton, a global pharmaceutical and cosmetics packaging company, first as its director of business development and later as its vice president and chief financial officer. Mr. DiVito is a certified public accountant and certified management accountant and is a National Association of Corporate Directors Board Leadership Fellow. Mr. DiVito has served on the board of directors of Riviera Holdings Corporation, a publicly held company, from July 2002 until the consummation of a change in control of the corporation in March 2011.
Mr. DiVito has extensive knowledge of accounting and corporate governance issues from his experience serving on various corporate board of directors and has extensive operational knowledge as a result of his experience as an operational executive at a major corporation and is invaluable to our board’s discussions of financial and operational issues. As a result of these and other professional experiences, our board of directors has concluded that Mr. DiVito is qualified to serve as a director.
John W. Crawford, J.P. Age 72 Director since 2007	Mr. Crawford joined our board in November 2007 and chairs our nominating committee and conflicts committee. Mr. Crawford has been the chairman of International Quality Education Limited since February 2002. Prior to that, Mr. Crawford was a founding partner of the Hong Kong office of Ernst & Young where, as chairman of the Audit Division, he acted as engagement or review partner for many public companies and banks before he retired from practice in 1997. Mr. Crawford is a member of the Hong Kong Institute of Certified Public Accountants, a member and honorary president of the Macau Society of Certified Practising Accountants, and a member of the Canadian Institute of Chartered Accountants. Mr. Crawford has been a JP (Justice of the Peace) since 1997. Mr. Crawford also serves on the boards of directors and is chairman of the audit committees of e-Kong Group Limited which is listed on the Hong Kong Stock Exchange. He is also on the board of directors and chairman of the audit committee of Regal Portfolio Management Limited, which manages the Regal Real Estate Investment Trust, the units of which are listed on the Hong Kong Stock Exchange. In February 2012, Mr. Crawford was appointed as a member of the conflicts committee of the Macau Studio City project held by Melco Crown Entertainment Limited although he does not hold any directorships with Melco Crown Entertainment Limited or any of its subsidiaries.
Mr. Crawford has extensive knowledge of accounting issues from his experience as a managing audit partner at a major international accounting firm and has extensive operational knowledge as a result of his consulting experience, and is invaluable to our board’s discussions of financial and operational issues. As a result of these and other professional experiences, our board of directors has concluded that Mr. Crawford is qualified to serve as a director.

Samuel (Yuen Wai) Tsang Age 60 Director since 2008	Mr. Tsang joined our board in September 2008. Mr. Tsang is a solicitor admitted in Hong Kong, England and Australia. As group legal counsel and company secretary of Melco International Development Limited since 2001, Mr. Tsang oversees the legal, corporate and compliance matters of Melco, which holds significant interests in a total of four listed companies in Hong Kong, the United States and Canada. Mr. Tsang has worked as a lawyer with major law firms and listed conglomerates in Hong Kong for over 20 years. He holds a master of laws degree from University of Hong Kong and a master of business administration degree from the Australian Graduate School of Management.
Mr. Tsang has extensive knowledge of corporate law, corporate governance and the gaming industry, including the regulation of the gaming industry, in the markets in which we operate from his senior legal management experience with Melco International Development Limited, and is invaluable to our board’s discussions of legal, governance and regulatory issues. As a result of these and other professional experiences, our board of directors has concluded that Mr. Tsang is qualified to serve as a director.
Anthony (Kanhee) Tyen, Ph.D. Age 58 Director since 2008	Dr. Tyen joined our board in September 2008 and chairs our compensation committee. Since 1985, Dr. Tyen has been in the proprietorship of his own accountancy and consulting practice, Anthony Tyen & Co. Dr. Tyen is a certified public accountant in Hong Kong and has over 36 years’ experience in auditing, accounting, management and company secretarial practice. He holds a doctoral degree in philosophy and a master degree in business administration, both from the Chinese University of Hong Kong. He is an associate member of the Hong Kong Institute of Certified Public Accountants, and a fellow member of both the Association of Chartered Certified Accountants and the Institute of Chartered Secretaries and Administrators. Dr. Tyen has served as an independent non-executive director and a member of audit committee to the board of Melco International Development Limited since June 2010, Summit Ascent Holdings Limited since March 2011 and ASR Holdings Limited since October 2011, all being companies listed on the Hong Kong Stock Exchange. He was previously an independent non-executive director of two Hong Kong listed companies, namely Value Convergence Holdings Limited and Recruit Holdings Limited. Since August 2012, he has been a director of Alpha Peak Leisure Inc., a company listed on the Toronto Stock Exchange.
Dr. Tyen has extensive knowledge of accounting issues and the business operations in the markets in which the Company operates from his experience as an owner of an accounting firm in Hong Kong and is invaluable to our board’s discussions of accounting and operational issues. As a result of these and other professional experiences, our board of directors has concluded that Dr. Tyen is qualified to serve as a director.

Additional Information about our Board and its Committees

We continue to monitor the rules and regulations of the SEC and NASDAQ Capital Market to ensure that a majority of our board remains composed of “independent” directors. All of our director nominees except Mr. Chung and Mr. Tsang are considered by our board of directors to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules.

During the year ended December 31, 2013, our board met six times and all of the directors attended at least 75% of all meetings during the periods for which they served on our board, and at least 75% of all of the meetings held by committees of the board on which they serve. The board of directors has formed an audit committee, a nominating committee, a conflicts committee and a compensation committee, all of which operate under written charters. Our board of directors does not have a policy regarding board members’ attendance at meetings of our stockholders and all members of our board attended our prior year’s annual meeting of stockholders.

Audit Committee

During the year ended December 31, 2013, our audit committee was comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen. Mr. DiVito serves as the audit committee chair.

Our audit committee generally meets at least once a quarter and, in the year ended December 31, 2013, our audit committee held four meetings. Our audit committee has the responsibility of selecting the firm that will serve as our independent public accountants, approving and reviewing the scope and results of the audit and any non-audit services provided by the independent public accountants and meeting with our financial staff to review internal controls, procedures and policies.

We have identified Mr. DiVito as the audit committee financial expert. Mr. DiVito was previously the president and chief financial officer of Lonza America, Inc., a global life sciences chemical company and he is also a certified public accountant and a certified management accountant. All members of our audit committee are independent, as independence for audit committee members is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules. In addition, Mr. Crawford and Dr. Anthony Tyen each meet the financial sophistication requirements in Rule 5605(c)(2)(A) of the NASDAQ Listing Rules.

Nominating Committee

During the year ended December 31, 2013, our nominating committee was comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen. Mr. Crawford serves as the nominating committee chair. Our nominating committee held one meeting in the year ended December 31, 2013.

The nominating committee is responsible for assisting our board with respect to the appropriate size and composition of our board and monitoring and making recommendations regarding the performance of our board. In this regard, our nominating committee evaluates the qualifications of all proposed candidates for election to our board, including capabilities, availability to serve, conflicts of interest and other relevant factors, and makes recommendations to our board concerning the size and composition of our board of directors.

The members of our nominating committee are considered by our board of directors to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules.

The charter of our nominating committee allows the nominating committee to consider for directorship candidates nominated by third parties, including stockholders. For a third party to suggest a candidate, one must provide our legal department with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

Our nominating committee has recommended Mr. Clarence Chung, Mr. Vincent DiVito, Mr. John Crawford, Mr. Samuel Tsang and Dr. Anthony Tyen as nominees for election to our board of directors at the Annual Meeting.

Compensation Committee

During the year ended December 31, 2013, our compensation committee was comprised of Mr. Vincent DiVito, Mr. John Crawford and Dr. Anthony Tyen. Dr. Tyen serves as the compensation committee chair. Our compensation committee held two meetings in the year ended December 31, 2013.

Our compensation committee has the responsibility of setting executive compensation guidelines, administering our stock incentive plans, and approving compensation of our executive officers and members of the board of directors. Our chief executive officer and other executive officers may attend compensation committee meetings and make recommendations, but they may not be present during discussions or deliberations regarding their own compensation. From time to time, our compensation committee will use an independent consultant in considering compensation policies and programs for executive officers. Our compensation committee is governed by compensation committee charter adopted by our board of directors, a copy of which is available on our website at www.egt-group.com.

The members of our compensation committee are considered by our board of directors to be “independent” as defined in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Conflicts Committee

During the year ended December 31, 2013, our conflicts committee was comprised of Mr. Vincent DiVito and Mr. John Crawford. Mr. Crawford serves as the conflicts committee chair. The conflicts committee held one meeting in the year ended December 31, 2013.

With regard to transactions between us and our principal stockholder, EGT Entertainment Holding, our board of directors has established a committee of the board, known as the conflicts committee, made up exclusively of members of our board who satisfy the independence requirements of Rule 5605(a)(2) of the NASDAQ Listing Rules and meet the criteria for independence as set forth in Rule 10A-3(b)(1) under the Exchange Act, and who (except for Mr. Crawford being appointed as a member of the conflicts committee of the Macau Studio City project held by Melco Crown Entertainment Limited) are not then, and during the two years prior to their appointment or election had not been, an officer, director, employee of or consultant or advisor to EGT Entertainment Holding or any affiliate of EGT Entertainment Holding.

The conflicts committee operates under a charter that has been approved by our board of directors. Pursuant to the charter, the conflicts committee is required to review and approve all material agreements or transactions, if any, between us and any party holding 10% or more of our common shares or voting power or their affiliates. The conflicts committee charter may not be amended or modified unless (i) such amendment or modification has been approved and recommended by a majority of the members of the conflicts committee and (ii) at least five business days preceding the effective date of such amendment or modification we have filed with the SEC a current report on Form 8-K that accurately and fully discloses the proposed amendment or modification and the basis for the conflicts committee’s recommendations.

Director Compensation

Each member of our board of directors received an initial grant of 25,000 options upon his appointment.

On November 8, 2011, our board of directors, acting upon the recommendation and approval of our compensation committee, approved an amendment to our policy concerning the compensation of our directors. Pursuant to such amendments, effective as of January 1, 2012, each member of our board of directors will receive an annual grant of options to purchase 25,000 shares of our common stock and each non-employee board member will also receive a quarterly fee of $13,500, provided that the chairman of our audit committee will receive an additional $6,500 per quarter. As of the date of this report, Mr. Samuel Tsang had unconditionally waived all his entitlements to the aforesaid quarterly fees.

All annual grant options will vest in full six months and one day following the date of grant. The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendances, including their direct travel related expenses and education expenses of certain director.

On February 27, 2013, the compensation committee of the board of directors resolved the grant of cash bonus of $25,000 to each non-employee director for rewarding their efforts and guidance to management during the year ended December 31, 2012.

Board Leadership Structure and Role in Risk Oversight

Mr. Clarence Chung has served as our chairman of the board since August 2008 and chief executive officer since October 2008. We have not adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined nor do we have a lead director. We believe that given the small size of our board of directors and establishment of separate audit, compensation and nominating committees consisting of independent directors that our present board structure is in the best interest of us and our stockholders. Our board of directors has an active role in overseeing our areas of risk. While the full board has overall responsibility for risk oversight, the board has assigned certain areas of risk primarily to designated committees, which report back to the full board.

Compensation Committee Interlocks and Insider Participation

No member of our board of directors is employed by us or our subsidiaries except for Mr. Clarence Chung, who is presently employed as our president and chief executive officer. None of our executive officers serve on the board of directors of another entity, whose executive officers serve on the compensation committee of our board of directors. None of officers or employees participated in deliberations of our compensation committee concerning executive officer compensation.

Process for Stockholders to Send Communications to our Board

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our board. However, if a stockholder would like to send a communication to our board, please address the letter to the attention of our legal department and it will be distributed to each director.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the election of all director nominees listed in this proxy statement.

Audit Committee Report

The audit committee reviewed and discussed our audited financial statements for the year ended December 31, 2013 with our management. The audit committee discussed with Ernst & Young, our independent auditors for the fiscal year ended December 31, 2013, the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditors Communication with Those Charged with Governance”. The audit committee also received the written communication from Ernst & Young required by PCAOB Ethics and Independence Rule 3526, “Communication with Audit Committees Concerning Independence”, and the audit committee has discussed the independence of Ernst & Young with them.

Based on the audit committee’s review and discussions noted above, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 31, 2014.

THE AUDIT COMMITTEE

Vincent DiVito, Chairman
John Crawford
Anthony Tyen

PROPOSAL TWO — RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014. It is expected that representatives of Ernst & Young will attend the Annual Meeting by way of telephone conferencing, who will have the opportunity to make statements if they desire to do so. They will also be available to respond to appropriate questions from stockholders.

Ernst & Young continuously served as our independent registered public accounting firm beginning with the year ended December 31, 2008.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2013 and 2012 by our independent registered public accounting firm, Ernst & Young, for such years for the audit of our consolidated financial statements for the years ended December 31, 2013 and 2012, and assistance with the reporting requirements thereof, the review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q and accounting and auditing assistance relative to acquisition accounting and reporting.

	Years Ended December 31,
(Amounts in thousands)	2013	2012
Audit Fees	$449	$428
Tax Fees	63	54
Other Services	2	2
	$514	$484

Audit Committee Pre-Approval Policies

Our audit committee approves all audit fees, audit-related fees, tax fees and special engagement fees. The audit committee approved 100% of such fees for the years ended December 31, 2013 and 2012.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the ratification of the selection of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL THREE — AMENDMENT TO THE 2008 STOCK INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF
COMMON STOCK RESERVED UNDER THE PLAN

Rule 5635(c) of the NASDAQ Listing Rules requires stockholder approval for the establishment or material amendment to any equity compensation arrangement, with limited exceptions. We are seeking the approval of our stockholders in accordance with Rule 5635(c) of the NASDAQ Listing Rules for the amendment of our 2008 Stock Incentive Plan (the “2008 Plan”), to increase the number of common shares authorized for issuance under the plan from 3,750,000 shares to 5,000,000 shares. Our board of directors, acting upon the recommendation of the board’s compensation committee, has approved the amendment to the 2008 Plan and recommends the approval of the amendment to increase the authorized shares under the 2008 Plan.

The 2008 Plan was adopted by our stockholders on September 8, 2008. Pursuant to Section 4.1 of the 2008 Plan, the maximum number of shares of common stock of the Company initially available for issuance under the plan was 1,250,000 shares. On July 23, 2010, our stockholders approved an amendment of the 2008 Plan to increase the number of common shares authorized for issuance under the plan to 2,500,000 shares and on July 13, 2012, our stockholders approved a further increase to 3,750,000 shares.

As of the date of this proxy statement, we had issued options to purchase 2,380,006 shares of common stock and a total of 1,107,154 shares of common stock as restricted and performance stock awards under the 2008 Plan.

The compensation committee of our board of directors determined that the 2008 Plan requires additional available shares for issuance to provide flexibility with respect to stock-based compensation that the compensation committee believes is necessary to establish appropriate long-term incentives to achieve our objectives. Our board of directors believes that it is advisable to increase the share limit to 5,000,000 shares in order to attract and compensate employees, officers, directors and other eligible participants upon whose judgment, initiative and effort we depend. The issuance of stock options and share grants to these eligible participants is designed to align the interests of such participants with those of our stockholders. It is expected that upon the approval of this Proposal Three, there would be a total of 1,512,840 shares of common stock available for issuance pursuant to the 2008 Plan.

The proposed amendment to the 2008 Plan increases the number of shares of common stock that may be issued upon the exercise of options or issued as restricted stock or performance stock awards by 1,250,000 shares, or approximately 4.2% of the 30,102,162 shares of common stock outstanding as of October 31, 2014. As amended, the 2008 Plan will continue to provide for appropriate adjustments in the number of shares in the event of a stock dividend, recapitalization, merger or similar transaction.

Equity Compensation Plan Information

Prior to our adoption of the 2008 Plan, we had two other stock options plans, our Amended and Restated 1999 Stock Option Plan and our Amended and Restated 1999 Directors’ Stock Option Plan, both of which expired in January 2009. However, the options previously granted under our expired stock option plans which were outstanding as of the plans’ expiration remain outstanding. Pursuant to the aforementioned plans, as of December 31, 2013, there were options outstanding to purchase 3,291,738 shares of our common stock with a weighted average exercise price per share of $2.11 and options available for future issuance to purchase 335,338 shares of our common stock.

The following table sets forth certain information as of December 31, 2013 about our stock plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity compensation plans approved by security holders	3,291,738	$2.11	335,338
Equity compensation plans not approved by security holders	—	—	—
Total	3,291,738	$2.11	335,338

The first column reflects outstanding stock options to purchase: (i) 936,864 shares of common stock pursuant to our Amended and Restated 1999 Stock Option Plan with a weighted average exercise price of $3.85; (ii) 22,500 shares of common stock pursuant to our Amended and Restated 1999 Directors’ Stock Option Plan with a weighted average exercise price of $6.84; and (iii) 2,332,374 shares of common stock pursuant to our 2008 Stock Incentive Plan with a weighted average exercise price of $1.37. The third column reflects 335,338 shares remaining for issuance under our 2008 Stock Incentive Plan as of December 31, 2013.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the amendment to the 2008 Plan to increase the authorized shares under the 2008 Plan to 5,000,000 shares.

PROPOSAL FOUR — ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act and related Securities and Exchange Commission rules and regulations, we are required to provide our stockholders the opportunity, on a non-binding advisory basis, to approve the compensation of our named executive officers as described in the “Executive Compensation” section of this proxy statement. At our Annual Meeting of Stockholders held on July 26, 2013, our stockholders, upon the recommendation of our board of directors, approved a resolution that we provide stockholders this opportunity annually.

Our compensation structure is established by our compensation committee and is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of stockholder value, to reward executives when we perform financially or operationally well, to align the financial interests of our executives with the interests of our stockholders, and to be competitive within our industry without targeting or setting compensation at specific benchmark percentiles. Our compensation committee’s philosophy is to balance the named executive officers’ short-term compensation with long-term compensation in order to align their interests with the interests of our stockholders. Within this framework, our compensation committee strives to maintain executive compensation that is fair, reasonable, and competitive.

Our board of directors is asking the stockholders to approve of and support the compensation of the named executive officers as described in this proxy statement. This vote is advisory, which means that it will not be binding on the Company. However, even though this vote is non-binding, we value the input of our stockholders and our compensation committee will consider the results of this vote in making future compensation decisions regarding our named executive officers.

Recommendation of the Board of Directors

Our board of directors recommends that you vote “FOR” the approval of the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion included in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the beneficial ownership of our common stock, as of September 30, 2014, by:

•	All of our then current directors and executive officers, individually;
•	All of our then current directors and executive officers, as a group; and
•	All persons who beneficially owned more than 5% of our outstanding common stock.

The beneficial ownership of each person was calculated based on 30,102,162 shares of our common stock outstanding as of September 30, 2014, according to the recorded ownership listings as of that date, the beneficial ownership reports filed by 5% beneficial owners with the SEC and the verifications we solicited and received from each director and executive officer. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it in the usual sense, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days of September 30, 2014, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, but excludes stock appreciation rights. Two or more persons might count as beneficial owners of the same share. Unless otherwise noted, the address of the following persons listed below is c/o Entertainment Gaming Asia Inc., Unit C1, Ground Floor, Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong.

Name of Director, Executive Officer or Nominee	Shares(1)		Percentage
Clarence (Yuk Man) Chung	1,850,903	(2)	5.9%
Andy (Kin Ming) Tsui	198,750	(3)	*
Vincent L. DiVito	170,250	(4)	*
John W. Crawford	175,000	(5)	*
Anthony (Kanhee) Tyen	167,500	(6)	*
Samuel (Yuen Wai) Tsang	167,500	(7)	*
All directors and executive officers as a group (6 persons)	2,729,903		8.6%

*	Less than one percent

Name and Address of 5% Holders
EGT Entertainment Holding Limited 38/F, The Centrium 60 Wyndham Street Central, Hong Kong	11,450,000	(8)	38.0%
James E. Crabbe San Francisco, California	2,265,369	(9)	7.5%

(1)	Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2)	Includes 1,045,000 shares issuable upon the exercise of stock options and 50,000 shares subject to vesting and risk of forfeiture based on Mr. Chung’s performance for the fiscal year ending December 31, 2014.
(3)	Includes 155,000 shares issuable upon the exercise of stock options.
(4)	Includes 123,750 shares issuable upon the exercise of stock options.
(5)	Includes 145,000 shares issuable upon the exercise of stock options.
(6)	Includes 137,500 shares issuable upon the exercise of stock options.
(7)	Includes 137,500 shares issuable upon the exercise of stock options.

(8)	The shares are owned directly by EGT Entertainment Holding Limited, which is the indirect wholly-owned subsidiary of Melco International Development Limited. Melco is the indirect beneficial owner of the reported securities.
(9)	Includes 7,500 shares issuable upon the exercise of stock options.

Equity Compensation Plan Information

At our annual stockholders meeting on September 8, 2008, our stockholders approved our 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan allows for incentive awards to eligible recipients consisting of:

•	Options to purchase shares of common stock, that qualify as incentive stock options within the meaning of the Internal Revenue Code;
•	Non-statutory stock options that do not qualify as incentive options;
•	Restricted stock awards; and
•	Performance stock awards, which may be subject to future achievement of performance criteria or free of any performance or vesting conditions.

The maximum number of shares reserved for issuance under the 2008 Plan was originally 1,250,000 shares, and in July 2010 our shareholders approved an increase in the number of shares reserved for issuance to 2,500,000 shares. At the annual shareholders meeting held on July 13, 2012, our shareholders approved a further increase in the number of shares reserved for issuance to 3,750,000 shares. We are proposing to further increase the authorized shares of common stock to 5,000,000 shares, as more fully described in Proposal Three. The exercise price of options granted under the 2008 Plan shall not be less than 100% of the fair market value of one share of common stock on the date of grant, unless the participant owns more than 10% of the total combined voting power of all classes of our stock or any parent or subsidiary corporation of ours, in which case the exercise price of an incentive stock option shall then be 110% of the fair market value. The outstanding stock options generally vest over three years and have ten-year contractual terms.

During the year ended December 31, 2013, stock options for the purchase of 860,000 shares of common stock were granted with a weighted average exercise price of $1.20 and weighted average fair value of $0.69 (2012: $1.06) per share. This included options for the purchase of 500,000 shares of common stock which were extended on December 27, 2013 for an additional five years up to December 29, 2018. The remaining stock options will vest from six-month and one day to three-year periods. During the year ended December 31, 2013, 50,000 shares of restricted stock awards with a fair value of $1.97 per share were issued. The shares of restricted stock shall vest, subject to and upon the recipient’s achievement of key operational and financial performance milestones. For restricted stock awards with performance conditions, we evaluate if performance conditions are probable in each reporting period. The compensation expense of restricted awards is recognized ratably over the implicit service period if achieving performance conditions is probable. Cumulative catch-up adjustments are required in the event of any changes in the assessment of probabilities.

During the year ended December 31, 2013, there was no exercise of outstanding stock options.

As of December 31, 2013, stock options for the purchase of 2,332,374 shares of common stock were outstanding under the 2008 Plan.

Prior to January 1, 2009, we had two stock options plans, the Amended and Restated 1999 Stock Option Plan and the Amended and Restated 1999 Directors’ Stock Option Plan (the “Previous Stock Option Plans”), through which 3,750,000 shares and 75,000 shares were authorized, respectively. Both Previous Stock Option Plans expired on December 31, 2008; however, options granted under the Previous Stock Option Plans that were outstanding as of the date of termination remain outstanding and subject to termination according to their terms.

As of December 31, 2013, stock options for the purchase of 936,864 and 22,500 shares of common stock, respectively, were outstanding in relation to the Amended and Restated 1999 Stock Option Plan and the Amended and Restated 1999 Director’s Stock Option Plan.

As of December 31, 2013, 2,783,821 stock options were exercisable with a weighted average exercise price of $2.18, a weighted average fair value of $0.89 and an aggregate intrinsic value of approximately $738,000. The total fair value of shares vested during the year ended December 31, 2013 was approximately $912,000. The total compensation cost related to unvested shares as of December 31, 2013 was approximately $295,000. The amount is expected to be recognized over 1.83 years.

A summary of all current and expired plans as of December 31, 2013 and 2012 and changes during the years then ended are presented in the following tables.

Options

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2011	3,148,321	$3.90	5.40	$303
Granted	450,000	1.40	—	274
Exercised	(69,301)	1.17	—	71
Forfeited or expired	(572,282)	11.43	—	—
Outstanding as of December 31, 2012	2,956,738	2.13	6.13	2,293
Exercisable as of December 31, 2012	2,158,821	$2.38	5.24	$1,894

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2012	2,956,738	$2.13	6.13	$2,293
Granted	860,000	1.20	—	280
Exercised	—	—	—	—
Forfeited or expired	(525,000)	0.75	—	—
Outstanding as of December 31, 2013	3,291,738	2.11	6.13	738
Exercisable as of December 31, 2013	2,783,821	$2.18	5.74	$738

Restricted Stock

	Number of shares	Weighted Average Fair Value at Grant Date	Weighted Average Remaining Contractual Life (in years)
Unvested balance as of December 31, 2011	—	$—	—
Granted	194,805	0.92	—
Vested	(194,805)	0.92	—
Unvested balance as of December 31, 2012	—	$—	—

	Number of shares	Weighted Average Fair Value at Grant Date	Weighted Average Remaining Contractual Life (in years)
Unvested balance as of December 31, 2012	—	$—	—
Granted(1)	50,000	1.97	—
Vested(1)	(32,500)	1.97	—
Forfeited(1)	(17,500)	1.97	—
Unvested balance as of December 31, 2013	—	$—	—

(1)	Granted shares included 50,000 shares of restricted common stock issued in the year ended December 31, 2013 for which final vesting of 32,500 shares was approved by our compensation committee in March 2014.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by or paid to, our chief executive officer for the years ended December 31, 2013 and 2012 and our only other executive officer earning in excess of $100,000 for services rendered in all capacities for the years ended December 31, 2013 and 2012.

(amounts in thousands) Name and Principal Position (a)	Year (b)	Salary (c)		Bonus (d)		Stock Awards (e)		Option Awards (f)		All Other Compensation (g)	Total (h)
Clarence Chung, CEO	2013	$90	(1)	$195	(2)	$64	(2)	$278	(2)	$—	$627
	2012	$—	(1)	$125	(3)	$179	(4)	$135	(4)	$—	$439
Andy Tsui, CAO	2013	$199		$21	(5)	$—		$17	(6)	$—	$237
	2012	$189		$40	(3)	$—		$—		$—	$229

The dollar amounts in columns (e) and (f) reflect the values of shares and/or options as of the grant date for the years ended December 31, 2013 and 2012, in accordance with ASC 718, Compensation — Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 13 to our audited financial statements for the year ended December 31, 2013 included in our annual report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 31, 2014.

(1)	Mr. Chung had an annualized base salary in cash of $90,000 and $1 for the years ended December 31, 2013 and 2012, respectively.
(2)	On December 31, 2012, the compensation committee resolved that the amount of the CEO’s eligible performance-based compensation for 2013 was a cash award up to $300,000, options to purchase up to 100,000 common shares and a restricted stock award of up to 50,000 shares, all of which were subject to the vesting and risk of forfeiture based on the performance of Mr. Chung for the fiscal year ended December 31, 2013. On March 4, 2014, the compensation committee reviewed the financial and non-financial performance targets as of and for the fiscal year ended December 31, 2013 and decided that Mr. Chung should be entitled to 65% of the cash, the options and the restricted stock award under the CEO’s eligible performance-based compensation for 2013. In addition, on December 27, 2013, the compensation committee approved the extension of options to purchase 500,000 common shares for an additional five years up to December 29, 2018, which incurred one-off stock-based compensation expense of $165,000 for the year ended December 31, 2013. For the fiscal year ended December 31, 2013, Mr. Chung was granted options to purchase 25,000 shares of our common stock as part of the annual grant to members of the board of directors.
(3)	On February 27, 2013, the compensation committee resolved to grant cash bonuses of $125,000 and $40,000, respectively, to Mr. Chung and Mr. Tsui for their contributions during the fiscal year ended December 31, 2012.
(4)	On December 31, 2011, the compensation committee resolved to grant to Mr. Chung, as part of his compensation package for the year end December 31, 2012: (a) options to purchase 150,000 shares of our common stock at an exercise price of $0.92 per share provided that all these options would only be vested and become exercisable on January 2, 2013; and (b) 194,805 shares of restricted common stock, pursuant to the 2008 Stock Incentive Plan. All 194,805 restricted common shares were subject to vesting and risk of forfeiture based on the performance of Mr. Chung for the fiscal year ending December 31, 2012. On February 27, 2013, the compensation committee reviewed the financial and non-financial performance targets as of and for the fiscal year ended December 31, 2012 and decided that the entire amount of 194,805 restricted shares should be fully vested to Mr. Chung. For the fiscal year ended December 31, 2012, Mr. Chung was granted options to purchase 25,000 shares of our common stock as part of the annual grant to members of the board of directors.

(5)	On March 24, 2014. Mr. Tsui received a cash bonus of $21,000 for his contribution during the fiscal year ended December 31, 2013.
(6)	On February 27, 2013, the compensation committee approved a grant of 15,000 options to Mr. Tsui.

Narrative Disclosure to Summary Compensation Table

Mr. Clarence Chung

On December 31, 2011, Elixir Gaming Technologies (Hong Kong) Limited (“EGT-HK”) and Dreamworld Leisure Management Limited (“EGT-BVI”), a newly incorporated company in the British Virgin Islands, both of which are our wholly-owned subsidiaries, each entered into different employment agreements with Mr. Chung for his employment as our Chief Executive Officer (“CEO”). The one entered into by EGT-HK is for the CEO’s services performed within Hong Kong or in relation to our business, if any, in Hong Kong (the “HK Employment Agreement”) and the other one entered into by EGT-BVI is for the CEO’s services performed outside Hong Kong or in relation to our business outside Hong Kong (the “Overseas Employment Agreement”).

The service term under both employment agreements was for the remaining term of the November 2009 Agreement, namely, from January 1, 2012 to December 31, 2012. According to the terms of the HK Employment Agreement, the CEO was entitled to an annual base salary of $1.00 and, if applicable, a performance bonus that is discretionary in nature with such amount and form (whether in cash or in kind) to be determined by the compensation committee. On the other hand, the CEO was only entitled to discretionary compensation of such amount and form (whether in cash or in kind) to be determined by the compensation committee at such time as the compensation committee deems appropriate according to the terms of the Overseas Employment Agreement. Save for clearly identifying the jurisdictional differences, the terms of the HK Employment Agreement and the Overseas Employment Agreement were in essence the same as the November 2009 Agreement and upon signing, they had the effect of superseding the November 2009 Agreement.

On December 31, 2012, EGT-HK and EGT-BVI, entered into new employment agreements with Mr. Chung for the position of CEO. The employment agreement entered into by EGT-HK is for Mr. Chung’s services performed on behalf of us within Hong Kong or in relation to our business, if any, in Hong Kong (the “New HK Employment Agreement”) and the employment agreement entered into by EGT-BVI is for Mr. Chung’s services performed on our behalf outside of Hong Kong or in relation to our business outside of Hong Kong (the “New Overseas Employment Agreement”).

Each employment agreement commenced on January 1, 2013 and continues indefinitely until terminated by either party. EGT-HK or EGT-BVI, as the case may be, can terminate their respective agreements immediately for “cause”, as such term is defined in the agreements. In addition, either party to the agreements may terminate the agreement without cause upon three months prior written notice or payment of three months base salary in lieu of notice to the other party.

According to the terms of each employment agreement, the CEO is entitled to an annual base salary to be determined annually by the compensation committee of our board of directors. The compensation committee has determined that the CEO’s annual base salary under the New HK Employment and the New Overseas Employment Agreement for 2013 is $30,000 and $60,000, respectively. Pursuant to the terms of the New Overseas Employment Agreement, the CEO is also entitled to receive discretionary and performance-based compensation, payable in cash or securities of the Company or a combination of both as the compensation committee may determine. The amount of the performance-based compensation and the key performance indexes by which the CEO will earn the performance based compensation shall be determined by the compensation committee annually. The compensation committee has determined that the amount of the CEO’s eligible performance-based compensation for 2013 is up to $300,000 in cash, options to purchase up to 100,000 common shares and a restricted stock award of up to 50,000 shares, all of which are subject to the vesting and risk of forfeiture based on the performance of Mr. Chung for the fiscal year ending December 31, 2013. Both of the options to purchase 100,000 common shares of the Company and the restricted stock award of 50,000 common shares of the Company were granted by us to Mr. Chung on January 2, 2013 under our 2008 Stock Incentive Plan. The options were granted at an exercise price of $1.965 per share.

On March 4, 2014, the compensation committee decided that Mr. Chung should be entitled to 65% of the cash, the options and the restricted stocks award under the CEO’s eligible performance-based compensation for 2013.

On December 27, 2013, the compensation committee determined that the CEO’s annual base salary under the New HK Employment and the New Overseas Employment Agreements for 2014 would be $30,000 and $60,000, respectively. The compensation committee also determined that the amount of the CEO’s eligible performance-based compensation for 2014 is up to $300,000 in cash, options to purchase up to 100,000 common shares and a restricted stock award of up to 50,000 shares, all of which are subject to the vesting and risk of forfeiture based on the performance of Mr. Chung for the fiscal year ending December 31, 2014. All cash payments under the two employment agreements are to be paid by EGT-BVI pursuant to the New Overseas Employment Agreement, other than the $30,000 base salary payable by EGT-HK pursuant to the New HK Employment Agreement. Both of the options to purchase 100,000 common shares of the Company and the restricted stock award of 50,000 common shares of the Company were granted by the Company to Mr. Chung on January 2, 2014 under its 2008 Stock Incentive Plan. The options were granted at an exercise price of $1.211 per share.

Pursuant to the resolutions passed by the compensation committee on December 31, 2011, we granted to Mr. Chung, on that day, as part of his compensation package for the year ended December 31, 2012: (a) options to purchase 150,000 shares of our common stock at an exercise price of $0.924 per share pursuant to the HK Employment Agreement provided that all these options will be vested and become exercisable on January 1, 2013; and (b) 194,805 shares of restricted common stock, pursuant to our 2008 Stock Incentive Plan and the Overseas Employment Agreement. All 194,805 restricted common shares are subject to vesting and risk of forfeiture based on the performance of Mr. Chung for the fiscal year ending December 31, 2012.

On March 2, 2012, the compensation committee resolved the grant of a cash bonus of $125,000 to Mr. Chung pursuant to the Overseas Employment Agreement for his contributions during the year ended December 31, 2011.

During his employment with us, Mr. Chung also serves as (i) an executive director of Melco International Development Limited, the parent corporation of our principal shareholder, EGT Entertainment Holding, and receives a salary from Melco International for his services rendered to Melco International; and (ii) a director of Melco Crown Entertainment Inc. Since December 2012, Mr. Chung has also served as the chairman and president of Melco Crown (Philippines) Resorts Corporation, an indirect subsidiary of Melco Crown Entertainment Limited, which engages in a hotel casino resort project in the Philippines.

Outstanding Equity Awards at Year-End 2013

Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date (mm/dd/yyyy)
Clarence Chung	7,500	(1)	—		—	$14.48	01/22/2018
	25,000	(2)	—		—	$18.36	11/14/2017
	500,000	(3)	—		—	$0.68	12/29/2018
	12,500	(4)	—		—	$0.52	02/12/2019
	12,500	(5)	—		—	$1.16	01/07/2020
	125,000	(6)	—		—	$1.10	01/22/2020
	12,500	(7)	—		—	$1.44	02/03/2021
	125,000	(8)	—		—	$1.44	02/03/2021
	25,000	(9)	—		—	$0.92	01/03/2022
	150,000	(10)	—		—	$0.92	01/03/2022
	25,000	(11)	—		—	$1.97	01/02/2023
	—		65,000	(12)	—	$1.97	01/02/2023
Andy Tsui	50,000	(13)	—		—	$0.32	12/11/2018
	37,500	(14)	—		—	$1.04	03/12/2020
	41,667	(15)	20,833	(15)	—	$1.44	02/03/2021
	—		15,000	(16)	—	$1.87	03/11/2023

(1)	We granted Mr. Chung 7,500 options as of January 22, 2008. Such options vested and became exercisable on July 23, 2008.
(2)	We granted Mr. Chung 25,000 options as of February 12, 2008. Such options vested and became exercisable on May 15, 2008.
(3)	We granted Mr. Chung 500,000 options as of December 29, 2008. Such options vested and became exercisable on December 29, 2009. On December 27, 2013, the compensation committee of the board of directors approved the extension of such options for an additional five years up to December 29, 2018.
(4)	We granted Mr. Chung 12,500 options as of February 12, 2009. Such options vested and became exercisable on August 13, 2009.
(5)	We granted Mr. Chung 12,500 options as of January 7, 2010. Such options vested and became exercisable on July 8, 2010.
(6)	We granted Mr. Chung 125,000 options as of January 22, 2010. Such options vested and became exercisable on January 1, 2011.
(7)	We granted Mr. Chung 12,500 options as of February 3, 2011. Such options vested and became exercisable on August 4, 2011.
(8)	We granted Mr. Chung 125,000 options as of February 3, 2011. Such options vested and became exercisable on January 1, 2012.
(9)	We granted Mr. Chung 25,000 options as of January 3, 2012. Such options vested and became exercisable on July 4, 2012.
(10)	We granted Mr. Chung 150,000 options as of January 3, 2012. Such options vested and became exercisable on January 1, 2013.
(11)	We granted Mr. Chung 25,000 options as of January 2, 2013. Such options vested and became exercisable on July 3, 2013.
(12)	We granted Mr. Chung 100,000 options as of January 2, 2013. Such options vest and become exercisable as follows: 35,000 options were forfeited on March 4, 2014; 65,000 options vest and become exercisable on January 2, 2016.

(13)	We granted Mr. Tsui 50,000 options as of December 11, 2008. Such options vested and became exercisable as follows: 16,667 on December 11, 2009; 16,667 on December 11, 2010; and 16,666 on December 11, 2011.
(14)	We granted Mr. Tsui 37,500 options as of March 12, 2010. Such options vested and became exercisable on March 12, 2011.
(15)	We granted Mr. Tsui 62,500 options as of February 3, 2011. Such options vested and became exercisable as follows: 20,834 on February 3, 2012; 20,833 on February 3, 2013; and 20,833 on February 3, 2014.
(16)	We granted Mr. Tsui 15,000 options as of March 11, 2013. Such options vest and become exercisable as follows: 5,000 on March 11, 2014; 5,000 on March 11, 2015; and 5,000 on March 11, 2016.

2013 Director Compensation Table

(amounts in thousands) Name (a)	Fees Earned (b)	Stock Awards (c)	Option Awards (d)	Non-Equity Incentive Plan Compensation (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation (g)	Total (h)
Vincent DiVito	$80	$—	$28	$—	$—	$—	$108
John Crawford	$54	$—	$28	$—	$—	$—	$82
Anthony Tyen	$54	$—	$28	$—	$—	$—	$82
Samuel Tsang	$—	$—	$28	$—	$—	$—	$28

The dollar amounts in columns (c) and (d) reflect the values of equity awards as of the grant date, in accordance with ASC 718, Compensation — Stock Compensation, and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 13 to our audited financial statements for the fiscal year ended December 31, 2013.

Each member of the board of directors received an initial grant of 25,000 options upon his appointment.

On November 8, 2011, the board of directors, acting upon the recommendation and approval of the compensation committee, approved an amendment to our policy concerning the compensation of directors. Pursuant to such amendments, effective as of January 1, 2012, each member of our board of directors will receive an annual grant of options to purchase 25,000 shares of our common stock and each non-employee board member will also receive a quarterly fee of $13,500, provided that the chairman of the audit committee will receive an additional $6,500 per quarter. As of the date of this proxy statement, Mr. Samuel Tsang had unconditionally waived all his entitlements to the aforesaid quarterly fees.

All annual grant options will vest in full six months and one day following the date of grant. The exercise price of such options is the market price of our common stock on the date of grant. Our directors are reimbursed for their out-of-pocket expenses related to their services as directors or meeting attendances.

On February 27, 2013, the compensation committee of the board of directors resolved the grant of cash bonus of $25,000 to each non-employee director for rewarding their efforts and guidance to management during the fiscal year ended December 31, 2012.

SEC Position on Certain Indemnification Arrangements

Our articles of incorporation obligate us to indemnify our directors and officers to the fullest extent permitted under Nevada law. Chapter 78 of the Nevada Revised Statutes provides for indemnification by a corporation of costs incurred by directors, employees, and agents in connection with an action, suit, or proceeding brought by reason of their position as a director, employee, or agent. The person being indemnified must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling us pursuant to the provisions contained in our amended and restated articles of incorporation, our amended and restated bylaws, Nevada law or otherwise, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. If a claim for indemnification against such liabilities, other than the payment by us of expenses incurred or paid by one of our directors, officers or controlling persons in the successful defense of any action, suit, or proceeding, is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of this issue.

Indemnification Agreements

We have entered into indemnification agreements with members of our board of directors and certain other employees in which we agreed to hold harmless and indemnify such directors, officers and employees to the fullest extent authorized under Nevada law, and to pay any and all related expenses reasonably incurred by the indemnitee. The relevant members of our board of directors are Mr. Clarence Chung, Mr. Vincent L. DiVito, Mr. John Crawford, Mr. Samuel Tsang and Dr. Anthony Tyen.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY

Transaction Review

We have adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our board. Our bylaws provide that no such transactions by us shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of our board or a committee thereof which approves such transactions, or solely because their votes are counted for such purpose if:

•	The fact of such common directorship or financial interest is disclosed or known by our board or committee and noted in the minutes, and our board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote for that purpose without counting the vote or votes of such interested directors; or
•	The fact of such common directorship or financial interest is disclosed to or known by the stockholders entitled to vote, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares of common stock entitled to vote (the votes of the interested directors or officers shall be counted in any such vote of stockholders); or
•	The contract or transaction is fair and reasonable to us at the time it is authorized or approved.

In addition, interested directors may be counted in determining the presence of a quorum at a meeting of our board or a committee thereof that approves such transactions. If there are no disinterested directors, we shall obtain a majority vote of the stockholders approving the transaction.

With regard to transactions between us and any holder of 10% or more of our common shares or their affiliates, our board of directors has established a committee of the board, known as the conflicts committee. For details of the scope of authority and composition of our conflicts committee, please refer to the section “Conflicts Committee” in Proposal One — Election of Directors set forth above.

EGT Entertainment Holding Limited (“EGT Entertainment Holding”) Transactions

Melco Transactions

Trade Sales of Gaming Products

During the year ended December 31, 2013, Melco Crown (Macau) Limited, an associate company of Melco International Development Limited, purchased gaming products from us in the aggregate amount of $941,000.

Hong Kong Office Premises

On March 16, 2011, we entered into a license agreement with Melco Services Limited (“Melco Services”), which is the principal tenant of a larger office area, for occupying our existing Hong Kong office premises with an area of approximately 1,920 square feet (the “License Agreement”). Pursuant to the License Agreement, we were required to pay a monthly fee of HK$94,000 (equivalent to approximately $12,000) to Melco Services and such monthly fee covers the relevant rental, the relevant management fees, air-conditioning and other utilities and services charges. Melco Services confirmed that all these fees are charged at cost without any markup. The License Agreement was for an initial term commencing from March 17, 2011 until March 16, 2013. The term License Agreement was subsequently extended to mid-April 2013 and on April 15, 2013, we relocated our executive offices to Unit C1, G/F., Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong, at which time the parties terminated the License Agreement and we ceased paying for the Melco Services.

Management Services

During the year ended December 31, 2013, we paid Golden Future (Management Services) Limited, a wholly owned subsidiary of Melco Crown (Macau) Limited, $146,000 for management services related to our gaming products business.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2013.

OTHER BUSINESS

We know of no business that will be presented for consideration at the Annual Meeting other than that described in this proxy statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by our board will be voted according to the judgment of the person or persons voting the proxies.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written request to Investor Relations, Entertainment Gaming Asia Inc., 40 E. Chicago Ave. #186 Chicago, IL 60611-2026 or tracimangini@egt-group.com.

Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact the Company at the above correspondence address and email address.

PROPOSALS FOR THE NEXT ANNUAL MEETING

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2015 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Such proposals must be received by the Company at its offices at Unit C1, G/F., Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong no later than March 8, 2015. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after March 8, 2015 shall be considered untimely and shall not be made a part of our proxy materials.

A stockholder who wishes to make a proposal at the next Annual Meeting without including the proposal in our proxy statement must also notify us within a reasonable time before we print and mail the proxy materials. If a stockholder fails to give reasonable advance notice, then the persons named as proxies in the proxies solicited by us for the next Annual Meeting will have discretionary authority to vote on the proposal.

INFORMATION INCORPORATED BY REFERENCE

We are permitted to incorporate by reference information that we file with the Securities and Exchange Commission. Accordingly, we incorporate by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 31, 2014, except to the extent information in that report is different from the information contained in this proxy statement. The information incorporated by reference includes the description of our executive officers set forth in Part III, Item 10 “Directors, Executive Officers and Corporate Governance” in our 2013 Annual Report on Form 10-K.

ANNUAL REPORT

COPIES OF OUR ANNUAL REPORT ON FORM 10-K, INCLUDING ALL EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING BY REQUEST TO INVESTOR RELATIONS OF ENTERTAINMENT GAMING ASIA INC. AT 40 E. CHICAGO AVE. #186 CHICAGO, IL 60611-2026 OR TO THE EMAIL ADDRESS AT tracimangini@egt-group.com or by phone at (872) 802-4227.

BY ORDER OF THE BOARD OF DIRECTORS

Clarence Chung
Chairman of the Board

November 10, 2014
Hong Kong

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet or Telephone – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

Entertainment Gaming Asia Inc.

As a stockholder of Entertainment Gaming Asia Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern time, on Wednesday, December 10, 2014.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0537
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this X

1. ELECTION OF DIRECTORS (To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below) — FOR ☐ WITHOUT AUTHORITY ☐
   - (1) Clarence Chung
   - (2) Vincent L. DiVito
   - (3) John W. Crawford
   - (4) Samuel Tsang
   - (5) Anthony Tyen
2. VOTE ON RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. — FOR ☐ AGAINST ☐ ABSTAIN ☐
3. VOTE ON THE AMENDMENT TO THE 2008 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED UNDER THE PLAN — FOR ☐ AGAINST ☐ ABSTAIN ☐
4. ADVISORY NON-BINDING VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. — FOR ☐ AGAINST ☐ ABSTAIN ☐
5. VOTE ON THE ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING TO ANOTHER TIME AND DATE IF SUCH ACTION IS NECESSARY FOR THE BOARD OF DIRECTORS TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 1, 2, 3 OR 4. — FOR ☐ AGAINST ☐ ABSTAIN ☐
6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. — FOR ☐ AGAINST ☐ ABSTAIN ☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature____________________ **Signature, if held jointly**____________________ **Date**____________, **2014.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

The proxy statement and our 2013 Annual Report to Stockholders are available at http://www.cstproxy.com/egt-group/2014

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Entertainment Gaming Asia Inc.

YOUR VOTE IS IMPORTANT TO US. PLEASE CAST YOUR VOTE TODAY.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 12, 2014
SOLICITED BY THE BOARD OF DIRECTORS OF ENTERTAINMENT GAMING ASIA INC.

The undersigned stockholder of Entertainment Gaming Asia Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report in connection with our annual meeting of stockholders to be held on Friday, December 12, 2014, at 10:00 a.m., local time, at Unit C1, Ground Floor, Koon Wah Building, No. 2 Yuen Shun Circuit, Yuen Chau Kok, Shatin, New Territories, Hong Kong, and hereby appoints Clarence (Yuk Man) Chung and Andy (Kin Ming) Tsui, as proxy, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof.

THIS PROXY SHALL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS (OTHER THAN THE PROPOSAL FOR THE ELECTION OF DIRECTORS). THIS PROPOSAL IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(The proxy is instructed to vote as specified on the reverse)

(continued and to be marked, dated and signed, on the other side)